                    ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

     THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (this "Assignment") is made as of __________, 200_ ("Effective Date"), by and between AP Properties of Mississippi, Inc., a Mississippi corporation ("Assignor") and MPH Investments of Mississippi, Inc., a Mississippi corporation ("Assignee").

                                    RECITALS:

     WHEREAS, AP Hotels of Mississippi, Inc., predecessor in interest to Assignor, as tenant, and Rainbow Casino-Vicksburg Partnership, L.P., as landlord ("Landlord"), entered into that certain Ground Lease dated June 21, 1994, as amended by that certain First Amendment to Ground Lease dated February 18, 2002 (as so amended, the "Ground Lease"), demising certain premises located at 1350 Warrington Road, in the City of Vicksburg, Warren County, State of Mississippi, commonly known as the AmeriHost Inn & Suites Rainbow Hotel Casino - Vicksburg, Mississippi (the "Premises"); and

     WHEREAS, Assignor desires to assign to Assignee all of Assignor's right, title and interest in, to and under the Ground Lease and Assignee desires to accept such assignment and assume all obligations of Assignor under said Ground Lease arising or accruing on and after the Effective Date.

     NOW, THEREFORE, for and in consideration of the foregoing and other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignor hereby assigns, transfers and sets over unto Assignee as of the Effective Date, all right, title and interest of Assignor in, to and under the Ground Lease, including Assignor's right, title and interest in and to the "Improvements" as set forth in Section 1.1 of the Ground Lease. Assignor hereby agrees to indemnify, defend and hold Assignee harmless from and against any and all cost, expense (including, without limitation, reasonable attorneys' fees and court costs), liability, damage and claim that may arise out of obligations of Assignor, as tenant under the Ground Lease, occurring prior to the Effective Date.

     2. Assignee hereby accepts such assignment and hereby assumes and agrees to perform all obligations of Assignor arising or accruing on or after the Effective Date under the Ground Lease, and shall make all payments and keep and perform all conditions and covenants of the Ground Lease in the same manner as if Assignee were the original tenant thereunder. Assignee accepts possession of the Premises in their condition on the Effective Date. Assignee hereby agrees to indemnify, defend and hold Assignor harmless from and against any and all cost, expense (including, without limitation, reasonable attorney's fees and court costs), liability, damage and claim that may arise out of obligations of Assignee, as tenant under the Ground Lease, occurring on and after the Effective Date.

     3. Assignor hereby represents to Assignee that Assignor is the absolute owner of the leasehold estate under the Ground Lease, free and clear of any mortgages, liens, encumbrances or adverse interests of third parties, and the Premises have not been sublet in whole or in part.

     4. This Assignment shall be binding upon, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

     5. This Assignment may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first above written.

ASSIGNEE:                                   ASSIGNOR:

MPH INVESTMENTS OF MISSISSIPPI, INC.        AP PROPERTIES OF MISSISSIPPI, INC.

By:                                         By:
    ---------------------------------          ---------------------------------
Its:                                        Its:
     --------------------------------           --------------------------------
Title:                                      Title:
       ------------------------------             ------------------------------

STATE OF                      )
         -----------------    )   SS:
COUNTY OF                     )
          -------------       )


     I, ____________________, a Notary Public in and for the County and State aforesaid, do hereby certify that _________________, the ________________ of MPH Investments of Mississippi, Inc., a Mississippi corporation, a _______________, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ______ day of __________, 2002.


                                                --------------------------------
                                                Notary Public

                                                My Commission Expires:
                                                                      ----------

STATE OF                      )
         -----------------    )   SS:
COUNTY OF                     )
          -------------       )


     I, ____________________, a Notary Public in and for the County and State aforesaid, do hereby certify that _______________________, the ___________ of AP
Properties of Mississippi, Inc., a Mississippi corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer of such corporation, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ______ day of __________, 2002.



                                                --------------------------------
                                                Notary Public

                                                My Commission Expires:
                                                                      ----------

                              CONSENT TO ASSIGNMENT

     The undersigned, Rainbow Casino-Vicksburg Partnership, L.P., being the current landlord ("Landlord") under that certain Ground Lease dated June 21, 1994 (as amended, the "Ground Lease") as more particularly referenced in that certain Assignment and Assumption of Ground Lease dated ________, 2002 between AP Properties of Mississippi, Inc. ("Assignor") and MPH Investments of Mississippi, Inc. ("Assignee") to which this consent is attached, hereby consents to the foregoing Assignment and Assumption of Ground Lease.

     Landlord represents that, to its actual knowledge, neither Landlord nor Assignor are in default of their obligations under the Ground Lease as of the date hereof.

     Landlord hereby releases and discharges each AP Properties of Mississippi, Inc., as tenant, and Arlington Hospitality, Inc., f/k/a AmeriHost Properties, Inc., as guarantor of the tenant's obligations under the Ground Lease, from any and all liability under such Ground Lease and guaranty thereof. Assignee shall become liable and responsible for the full performance and observance of all the provisions, covenants and conditions set forth in the Ground Lease on the part of the tenant to be performed and observed thereunder as if Assignee were the original tenant thereunder.

     This Consent to Assignment shall be deemed limited solely to the assignment of the tenant's leasehold estate from AP Properties of Mississippi, Inc. to MPH Investments of Mississippi, Inc. and Landlord reserves the right to consent to any further or additional assignments hereafter.

     Dated this _____ day of ___________, 2002.



                                    Rainbow Casino-Vicksburg Partnership, L.P., a Mississippi limited partnership

                                    By:    United Gaming Rainbow
                                    Its:   General Partner

                                    By:
                                        ----------------------------------------
                                    Its:
                                         ---------------------------------------
                                    Title:
                                           -------------------------------------